UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 15, 2013

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-03492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

3000 North Sam Houston Parkway East Houston, Texas	77032
(Address of Principal Executive Offices)	(Zip Code)

(281) 871-2699
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of the Stock and Incentive Plan

Our Board of Directors amended and restated the Halliburton Company Stock and Incentive Plan (the "Stock and Incentive Plan") on February 20, 2013, subject to the approval of our stockholders, to reserve an additional 14,240,000 shares of our common stock for future awards.  Our stockholders approved the amended and restated Stock and Incentive Plan at our Annual Meeting of Stockholders on May 15, 2013.

A more complete description of the terms of the Stock and Incentive Plan and the material amendments and modifications to the plan can be found in (Item 4) (pages 62 through 69) of our definitive proxy statement dated and filed with the Securities and Exchange Commission on April 2, 2013, which description is incorporated by reference herein.  The foregoing descriptions and the description incorporated by reference from our proxy statement are qualified in their entirety by reference to the Stock and Incentive Plan, a copy of which is filed as Appendix B to our proxy statement.

Item 5.07.      Submission of Matters to a Vote of Security Holders.

On May 15, 2013, Halliburton held its Annual Meeting of Stockholders.  Stockholders were asked to consider and act upon:

(1)	The election of Directors;
(2)	Ratification of the appointment of KPMG LLP as independent public accountants to examine the financial statements and books and records of Halliburton for the year 2013;
(3)	A proposal for advisory approval of executive compensation;
(4)	A proposal to amend and restate the Halliburton Company Stock and Incentive Plan; and
(5)	A stockholder proposal on Human Rights Policy.

The voting results for each matter are set out below.

(1)	Election of Directors:
Name of Nominee	For	Against	Abstain	Broker Non-Votes
Alan M. Bennett	640,714,254	1,793,828	2,001,369	97,216,587
James R. Boyd	638,831,744	3,647,267	2,030,440	97,216,587
Milton Carroll	588,022,882	54,020,016	2,286,553	97,216,587
Nance K. Dicciani	641,468,565	1,038,317	2,002,569	97,216,587
Murry S. Gerber	638,400,931	4,105,998	2,002,522	97,216,587
José C. Grubisich	640,536,278	1,946,038	2,027,055	97,216,587
Abdallah S. Jum’ah	639,018,412	3,269,026	2,222,013	97,216,587
David J. Lesar	616,158,771	24,886,394	3,464,286	97,216,587
Robert A. Malone	637,612,897	4,880,127	2,016,427	97,216,587
J. Landis Martin	555,488,962	87,004,803	2,015,686	97,216,587
Debra L. Reed	629,818,619	12,690,665	2,000,167	97,216,587

(2)	Ratification of the selection of auditors:
For	730,509,425
Against	8,943,557
Abstain	2,273,056
Broker Non-Votes	0

(3)	Advisory approval of executive compensation:
For	589,644,245
Against	48,750,222
Abstain	6,113,501
Broker Non-Votes	97,218,070

(4)	Proposal to Amend and Restate the Halliburton Company Stock and Incentive Plan:
For	594,607,422
Against	47,563,420
Abstain	2,337,126
Broker Non-Votes	97,218,070

(5)	Stockholder Proposal on Human Rights Policy:

For	202,873,947
Against	310,253,941
Abstain	131,381,193
Broker Non-Votes	97,216,957

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: May 21, 2013	By:	/s/ Bruce A. Metzinger
Bruce A. Metzinger
Assistant Secretary

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